UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant [×]

Filed by a Party other than Registrant □

Check the appropriate box:

□Preliminary Proxy Statement

□Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

□Definitive Proxy Statement

[×]Definitive Additional Materials

□Soliciting Material Pursuant to §240.14a-12

EVANS BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[×]No fee required.

□Fee paid previously with preliminary materials.

□Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Evans Bancorp, Inc. Shareholder Meeting to be Held on May 7, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

The communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2023 Annual Report on Form 10-K to shareholders are available at: www.envisionreports.com/EVBN

Easy online access – view your proxy materials and vote.

Step 1: Go to www.envisionreports.com/EVBN

Step 2: Click on Cast your vote or request materials.

Step 3: Follow the instructions on the screen to log in

Step 4: More your selections as instructed on each screen for your delivery preferences

Step 5: Vote your shares.

Shareholder Meeting Notice

Evans Bancorp, Inc.’s Annual Meeting of Shareholders will be held on Tuesday, May 7, 2024 at 9:00 a.m. Eastern Time virtually via the internet atmeetnow.glocal/mfsswy9. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reserve side of this form.

Proposals to be voted on at the meeting are listed below along with the board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2-3

Please Note – You cannot vote by returning this notice. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and Future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

Please note: you must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

Internet – go to www.envisionreports.com/evbn. Click cast your vote or request materials

Phone – call us free of charge at 1-866-641-4276.

Email – send an email to investorvote@computershare.com with “Proxy Materials Evans Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reserve side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all request for a paper copy of proxy materials must be received by April 22, 2024.

such other matters as may properly come before the meeting or any adjournment thereof. Shareholders may revoke this proxy following the procedures described in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 25,2022, and a copy of the Evans Bancorp. Inc. Annual Report on Form I0-K for the fiscal year ended December 312021 The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting. PI EASE MARK. DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. Q Non-Voting Items Change of Address - Please print new address below.